SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Fidelity Magellan Fund

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total Fee Paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

FORM OF

BROADRIDGE INTERNET SCREEN SCRIPT FOR INTERNET VOTING AND NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

SCREEN 1

[Prior to entering a control number at www.proxyvote.com/proxy, shareholder sees Screen 1]

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Proxy Vote

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POWERED BY {logo} Broadridge

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How invested are you?

Make your vote count today.

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Enter Your Control Number

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[box in which to enter your control number appears here]

Question mark in which circle follows the box in which to enter control number:

If shareholder clicks “?”, a pop-up box with the following language appears:]

Postal Mail Recipients

Please enter your control number which is labeled as such or is located in a box with an arrow

E-Mail Recipients

Your Control Number can be found next to the field labeled “Control Number” in the body of your email.

To access materials without a control number: “ Click Here” (link appears here} to view Proxy Materials or Information Statements for the Fidelity funds. [If shareholder clicks on “Click here”, they are taken to the Proxy Materials web page at materials.proxyvote.com.]

Centered orange box: Get Started

[If shareholder clicks on “Get Started” before inputting a valid control number, the following error message appears:]

No control number entered: “Caution symbol” Please enter your control number to continue.

Invalid Control number entered: “Caution Symbol” You have entered an invalid control number. Please check and re-enter your control number.

Control number entered is not 13 or 16 digits: “Caution Symbol” Control number should be 13 or 16 digits.

[If shareholder clicks on “Get Started” after inputting a valid control number, Screen 2 appears.]

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© 2021 Broadridge Financial Solutions, Inc. ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association. All other trademarks belong to their respective owners.

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SCREEN 2 – Meeting Agenda tab

[Upon entering a valid control number in Screen 1, shareholder sees Screen 2]

Blue banner with white text. Left Justified

Control #************1234    Sign Out

If shareholder clicks Sign Out, this pop up appears:

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Sign out

Are you sure you want to sign out? If you have any unsaved changes, they will be lost.

White button blue text centered:

No, Cancel

If shareholder selects No, Cancel they are brought back to voting page

Blue button white text:

Yes, Sign Out Now >

If shareholder select Sign Out Now they are brought back to the landing page to enter control number

Blue X in upper right hand corner of pop up

If Shareholder clicks blue X, Shareholder is brought back to agenda page

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Applicable {FIDELITY FUND NAME} for a single control number or {Blank} upon entering a consolidated control number

{Tabs - Centered}

Meeting Agenda                    Learn Before You Vote

Meeting Agenda Tab is underlined.    This is the current view

Learn Before You Vote Tab brings shareholder to Screen 3

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[YYYY] [year of shareholder meeting appears here] Special Meeting

To be held [DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

Meeting Agenda

Not Voted / Voted

Vote by {Month DD, YYYY} 11:59 p.m. EDT / EST

Documents to Review Before You Vote: {Question mark in blue circle)

Upon clicking question mark:    In advance of a meeting of shareholders, the company is required to provide proxy materials digitally or physically to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

ICON {Piece of paper with folded right corner}

One ICON represents each applicable document e.g., Proxy statement, Prospectus

Hyperlink to Proxy Statement

Pop up appears upon clicking on materials link:

This link will open a page outside of ProxyVote.com

Don’t worry    -    ProxyVote.com will remain open in this window for you to return and finish your session.

Shareholder click blue X to exit pop up

White box blue text – Cancel    -    Pop up window closes

Blue box white text – Continue >    -    Shareholder is brought to proxy material

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Proposal(s)

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Mark your selections below, using the options on the right side of the page.

Text (left justified) if Consolidated control number:

Grey Banner

You have multiple investments which are grouped together and can be voted the same way or voted individually.

Vote Options are right justified

Radio button Group Proposals Radio Button Vote Individually

*see below for details

01.    [Title of proposal will be inserted].

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Vote Board of Trustees:

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Box:    Vote Trustees individually

Radio Button For All Radio Button Withhold All

[Name of nominee for Trustee election]

[Name of nominee for Trustee election]

[Name of nominee for Trustee election]

Board Recommendation: For

[If shareholder selects the “Vote Trustees Individually” button, the Trustee list is expanded as shown below:

[Name of nominee for Trustee election]	[FOR][WITHHOLD]
Board Recommendation: For

[Name of nominee for Trustee election]	[FOR][WITHHOLD]
Board Recommendation: For

[Name of nominee for Trustee election]	[FOR][WITHHOLD]
Board Recommendation: For

02. [Title of proposal will be inserted].
Text - (left justified)	Radio Buttons Right Justified: For Against Abstain
Board Recommendation: [For / Against]

03. [Title of proposal will be inserted].
Text - (left justified)	Radio Buttons Right Justified: For Against Abstain
Board Recommendation: [For / Against]

04. [Title of proposal will be inserted].
Text - (left justified)	Radio Buttons Right Justified: For Against Abstain
Board Recommendation: [For / Against]

Text right justified By clicking Submit Vote, I am hereby appointing a proxy

When shareholder clicks link to ‘appointing a proxy’ the following pop up appears. Click Blue “X” to close

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Appointee Designation

Click the submit vote button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Right justified Blue Box: “Submit Vote” button

*If shareholder selects: Vote Individually button, the Fund Names will populate

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FIDELITY FUND NAME

Control # XXXXXXXXXXXX1234

01. [Title of proposal will be inserted].
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Vote Board of Trustees:
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Box: Vote Trustees individually
Radio Button For All Radio Button Withhold All
[Name of nominee for Trustee election]
[Name of nominee for Trustee election]
[Name of nominee for Trustee election]
Board Recommendation: For

[If shareholder selects the “Vote Trustees Individually” button, the Trustee list is expanded as shown below:

[Name of nominee for Trustee election]	[FOR][WITHHOLD]
Board Recommendation: For

[Name of nominee for Trustee election]	[FOR][WITHHOLD]
Board Recommendation: For

[Name of nominee for Trustee election]	[FOR][WITHHOLD]
Board Recommendation: For

02. [Title of proposal will be inserted].
Text - (left justified)	Radio Buttons Right Justified: For Against Abstain
Board Recommendation: [For / Against]

03. [Title of proposal will be inserted].
Text - (left justified)	Radio Buttons Right Justified: For Against Abstain
Board Recommendation: [For / Against]

04. [Title of proposal will be inserted].
Text - (left justified)	Radio Buttons Right Justified: For Against Abstain
Board Recommendation: [For / Against]

If Fund is not voting on a proposal, the non- applicable proposals will be displayed as follows:

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{proposal #}    Proposal text:        Not Applicable                                                                             {No voting buttons}

Text right justified By clicking Submit Vote, I am hereby appointing a proxy

When shareholder clicks link to ‘appointing a proxy’ the following pop up appears. Click Blue “X” to close

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Appointee Designation

Click the submit vote button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Right justified Blue Box: “Submit Vote” button

If shareholder leaves a proposal unvoted the following pop up appears:

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Just a moment…

We noticed that you left at least one proposal unvoted. Please note that any unvoted proposals will be counted as voting with the Board of {Trustees}

Shareholder can select blue X to exit the pop up

Shareholder can select Submit with Recommendations. If Submit with Recommendations is selected, the shareholder is sent back to the Thank you Page Screen 4.

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{copyright symbol} 2021 Broadridge Financial Solutions, Inc. ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.    All other trademarks belong to their respective owners.

Links - (right justified )    Accessibility Statement    Privacy Statement    Terms of Use & Linking Policy

SCREEN 3 – Learn Before You Vote Tab

Blue banner with white text.    Left Justified

Control #************1234    Sign Out

See Screen 2 for Sign Out button functionality

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Applicable {FIDELITY FUND NAME} for a single control number or {Blank) upon entering a consolidated control number or clicking the smartlink from their email.

2 Tabs open

Meeting Agenda tab        Learn Before Your Vote

Learn Before You Vote tab is underlined. This is the active page

YYYY Special Meeting

To be held Day, Month DD, YYYY {Meeting Date}

Documents to Help You Learn Before You Vote {Blue Circle with question mark}

If shareholder clicks the “?”, a pop-up box with the following language appears:]

In advance of a meeting of shareholders, the company is required to provide proxy materials digitally or physically to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

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Be more informed before making your vote count. Download and read these helpful documents to learn more about the proposals we’re asking our shareholders to vote on.

ICON – Piece of paper with folded right hand corner

Hyperlink to Proxy materials

One ICON represents each applicable document e.g., Proxy statement, Prospectus

Text Centered:

Appointee Designation

Click the submit vote button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Footer Text (Centered)

© 2021 Broadridge Financial Solutions, Inc. ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association. All other trademarks belong to their respective owners.

Links right justified:                        Accessibility Statement    Privacy Statement    Terms of Use & Linking Policy

Screen 4 - Vote Submission Page

[Upon casting a vote by clicking “SUBMIT VOTE” on Screen 2, shareholder sees Screen 4]

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2021 Special Meeting

To be held Day, Month DD, YYYY

Voted

Thank you for voting!

Your selections have been submitted successfully

Please scroll down to see if additional positions are available for voting.

Box with Printer Icon – text:     Print My Voting Choices      Box with text Back to Agenda >

If shareholder chooses Print My Voting Choices the Print box opens and shareholder proceeds to print the page

If shareholder chooses Back to Agenda button shareholder is brought back to Voting Screen 2.

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More options for this meeting

The following centered text appears for unvoted positions:

[Lists unvoted accounts with the same TIN and email address as the control number just voted]

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You have other active meetings to vote:

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Fidelity Funds – YYYY Special Meeting
Meeting to be held {Month Day, YYYY}	Blue Box: Vote>
Control # XXXXXXXXXXXX3456

Fidelity Funds – YYYY Special Meeting
Meeting to be held {Month Day, YYYY}	Blue Box: Vote>
Control # XXXXXXXXXXXX7890

Upon choosing the Vote> button, shareholder is brought to the voting page. Only applicable proposals appear.

If E-delivery shareholder has additional proxies to vote, the following will appear:

Text centered:

You have other active meetings to vote:

Text left justified	Right justified Blue box with white text:
Fidelity Funds – YYYY Special Meeting
Meeting to be held {Month Day, YYYY}	Blue Box: Vote>
Control # XXXXXXXXXXXX3456

Upon choosing the Vote> button, shareholder is brought to the voting page. Only applicable proposals appear.

The following centered text appears for voted positions in jobs whose meeting date is in the future

Review or Change your recently voted meetings:

Text left justified                                                                                               Right justified Blue box with white text:

Fidelity Funds – YYYY Special Meeting

Meeting to be held {Month Day, YYYY}	Blue Box: Review/Change>
Control # XXXXXXXXXXXX3456

If shareholder selects Review / Change button shareholder is brought back to Screen 2 Voting Page

The following centered text appears for positions in meetings that are now closed. These disappear one week after meeting date

Review your closed meetings:

Text left justified                                                                                                   Right justified Blue box with white text:

Fidelity Funds – YYYY Special Meeting

Meeting to be held {Month Day, YYYY}	Blue Box: Review
Control # XXXXXXXXXXXX3456

Text centered:    Thank you for Voting!

Your selections for Fidelity Funds Control # XXXXXXXXXXXX1234 have been submitted successfully

Shareholder can select Back to Agenda

FIDELITY FUND NAME

YYYY Special Meeting

Meeting to be held Month DD, YYYY

Control # XXXXXXXXXXXX1234

Footer Text (Centered)

© 2021 Broadridge Financial Solutions, Inc. ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association. All other trademarks belong to their respective owners.

Links – right justified                     Accessibility Statement    Privacy Statement    Terms of Use & Linking Policy

Misc.

If shareholder remains inactive on site the following pop up will appear

Your session is about to expire.

To continue using ProxyVote.com, click Continue below. Otherwise,

click Sign Out to exit ProxyVote.com.

White button with Blue Text:     Sign Out

Blue button with white text:     Continue>

If shareholder selects Continue they are brought back to most current page

If shareholder select Sign Out they are brought back to the log in page

[If shareholder selects the option to view Proxy Materials for the Fidelity funds on Screen 1, a new window will open that presents information in the following format.]

Form Of

Proxy Materials Page

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Fidelity funds

Proxy Materials

Proxy Dated	Trust Name: Fund Name(s)	Link(s)
[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

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©2020 Broadridge Financial Solutions, Inc. ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc. CUSIP is a registered trademark of the American Bankers Association. All other marks belong to their respective owners.

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